                                                                Exhibit 10.17(A)

                               FIRST AMENDMENT TO
                            INVESTOR RIGHTS AGREEMENT

         THIS FIRST AMENDMENT TO INVESTOR RIGHTS AGREEMENT (the "First Amendment") is entered into as of this 22 day of January, 2001, by and among Animas Corporation, a Delaware corporation (the "Company") and certain individuals and entities who are identified as "Investors" in an Investor Rights Agreement, dated as of January 28, 2000 (the "Original Agreement"),which individuals and entities are identified on the signature pages to this First Amendment (collectively, for purposes of this Amendment, the "Series A Investors"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Agreement.

                                   BACKGROUND

         WHEREAS, the Series A Investors hold shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), and possess certain registration and other rights with respect to such Series A Preferred Stock under the Original Agreement; and

         WHEREAS, the Company has agreed to sell and issue up to 1,500,000 shares of its Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") to certain new investors (the "Series B Investors"), pursuant to a Series B Convertible Preferred Stock Purchase Agreement, dated January 22, 2001 (the "Series B Purchase Agreement"); and

         WHEREAS, in connection with and consideration for the Series B Purchase Agreement, the Company seeks to extend certain registration and other rights to the Series B Investors, pursuant to a Registration Rights Agreement to be entered into by and among the Company and the Series B Investors (the "Registration Rights Agreement"); and

         WHEREAS, the Company and the Series A Investors desire to amend the Original Agreement to enable the Series B Investors to receive certain registration and other rights under the Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors; and

         WHEREAS, Sections 2.9 and 2.10 of the Original Agreement provide that the Original Agreement may be amended or modified upon the written consent of the Company and the holders of at least a majority of the Registrable Securities Then Outstanding (for purposes of this First Amendment, the "Requisite Series A Investor Shares"), and the Series A Investors hold the Requisite Series A Investor Shares and desire to amend the Original Agreement.

                                       1

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                                                                Exhibit 10.17(A)

         IN CONSIDERATION of the foregoing and of the mutual promises, covenants and agreement contained in this First Amendment, the parties, intending to be legally bound, hereby agree as follows:

         1.       Amendment to Original Agreement.

         (a) Section 2.2.1 of the Original Agreement is hereby amended by adding the following sentence to the end of such section:

                  "Notwithstanding the foregoing, no such request may be made, and the Company shall not comply with the provisions of this
                  Section 2.2, unless at least ninety percent (90%) of the Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned by the Initial Purchasers (as defined in the Series B Purchase Agreement) have been sold by the Initial Purchasers, either pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act."

         (b) The parenthetical appearing in Section 2.3.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  "(including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans, corporate reorganizations or other transactions under Rule 145 of the Securities Act, or registrations not involving an underwritten offering on Form S-3 effected pursuant to Section 6 of the Registration Rights Agreement)"

         (c) Section 2.3.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  "2.3.2 UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders. In such event, the right of any Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon the Holder's participation in the underwriting and, if such registration involves a required registration effected by Series B Investors pursuant to
                  Section 4 or 6 of the Registration Rights Agreement (a "Series B Demand"), the maximum number of shares to be registered on

                                                                Exhibit 10.17(A)

                  behalf of the Holders pursuant to the Series B Demand, as of the date of the filing of the registration statement with the Commission, shall be one-third of the aggregate number of shares to be registered by all Holders and Series B Investors participating in such Series B Demand, it being understood that shares allocated to the Holders shall be allocated pro rata among them based on the number of shares initially sought to be registered by such Holder (or in such other manner as the Holders otherwise agree). Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and if such registration is a Series B Demand, then the number of shares that may be included in the underwriting shall be allocated among each of the Series B Investors and each of the Holders pro rata based on the total number of shares of Common Stock that each such Holder and Series B Investor included in such registration statement as initially filed with the Commission. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and if such registration involves an offering and sale of newly-issued securities by the Company, then the number of shares that may be included in the underwriting shall be allocated: first, to the Company; second, to the Holders and the Series B Investors pro rata based on the total number of shares of Common Stock that each of the Holders and each of the Series B Investors sought to include in such registration as reflected in the registration statement as initially filed with the Commission (or in such other manner as the Holders and the Series B Investors shall otherwise agree); and, third, to any other stockholder of the Company (other than a Holder or Series B Investor) pro rata based on the total number of shares of Common Stock that each such stockholder sought to include in such registration (or in such other manner as such other stockholders shall otherwise agree)."

         (d) Section 2.4.1 of the Original Agreement is hereby amended by adding the following sentence to the end of such section:

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                                                                Exhibit 10.17(A)

                  "Notwithstanding the foregoing, no such request may be made, and the Company shall not comply with the provisions of this
                  Section 2.4, unless at least ninety percent (90%) of the Registrable Securities (as defined in the Series B Purchase Agreement) beneficially owned by the Initial Purchasers (as defined in the Series B Purchase Agreement) have been sold by the Initial Purchasers, either pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act."

         (e) Section 3.5 of the Original Amendment is hereby terminated and shall have no further force or effect.

         (f) Section 4.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                           "4.1 SUBSEQUENT OFFERINGS. In connection with
                  subsequent equity financings, the Investors shall have a right of first refusal to purchase their pro rata share, which for purposes of this Agreement shall mean the number securities proposed to be issued by the Company multiplied by a fraction, the numerator of which shall be the total number of shares of Common Stock and any other security of the Company which by its terms is convertible into or exchangeable or exercisable for Common Stock (regardless of any vesting or other similar restriction) then held by all Investors, and the denominator of which shall be the total number of shares of Common Stock and any other security of the Company which by its terms is convertible into or exchangeable or exercisable for Common Stock (regardless of any vesting or other similar restriction) then outstanding, of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.5 hereof. The term "Equity Securities" shall mean (a) any Common Stock or Preferred Stock of the Company, (b) any security convertible, with or without consideration, into any Common Stock or Preferred Stock (including any option to purchase such a convertible security), (c) any security carrying any warrant or right to subscribe to or purchase any Common Stock or Preferred Stock or (d) any such warrant or right.

         2. Further Effect of Original Agreement. Except as otherwise amended herein, all other provisions of the Original Agreement shall remain in full force and effect. The Original Agreement and this First Amendment shall be construed together and considered one and the same agreement.

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                                                                Exhibit 10.17(A)

         3. Counterparts. This First Amendment may be executed in counterparts, each of which when executed shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument

         4.       Modifications to this Agreement. Sections 2.9 and 2.10 and
Section 5.5 of the Original Agreement (relating to amendments, modifications and waivers) applies with equal force and effect to this First Amendment as if fully set forth herein. Neither the Company nor any of the Series A Investors may waive, amend, modify or supplement any of the provisions of the Original Agreement which are amended by this First Amendment without the prior written consent of (i) the Initial Purchasers holding at least sixty percent (60%) of the Series B Preferred Stock (or the shares of Common Stock issued or issuable upon conversion thereof) then held by all Initial Purchasers and (ii) a majority of the then outstanding Conversion Shares; it being understood that the Initial Purchasers and the holders of the Conversion Shares are intended beneficiaries hereof.

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation

By: /s/ Katherine D. Crothall
    ------------------------------          ------------------------------------

Name: /s/ Katherine D. Crothall
      ----------------------------          ------------------------------------

Its: President
                                            ------------------------------------

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                  SERIES A INVESTORS
Animas Corporation

By:                                      Tennyson Fund II, LLLP
    -------------------------------

Name:                                    /s/ Alfred M. Walpert, Managing Partner
      -----------------------------      ---------------------------------------

Its:                                     Alfred M. Walpert
     ------------------------------

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation

By:                                         /s/ William A. Graham IV
    -------------------------------         ------------------------------------

Name:                                       William A. Graham, IV
      -----------------------------

Its:                                        Attorney-In-Fact for:
    -------------------------------          William A. Graham, V

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation

By:                                         /s/ William A. Graham IV
    -------------------------------         ------------------------------------

Name:                                       William A. Graham, IV
      -----------------------------

Its:                                        Attorney-In-Fact for:
    -------------------------------          Laura M. Graham

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation

By:                                         /s/ William A. Graham IV
    -------------------------------         ------------------------------------

Name:                                       William A. Graham, IV
      -----------------------------

Its:
     ------------------------------         ------------------------------------

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation

By:                                         /s/ Joe B. Byrum
    -------------------------------         ------------------------------------

Name:
      -----------------------------         ------------------------------------

Its:
    -------------------------------         ------------------------------------

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation                           by FSIP LLC
By:                                         Anvers LP & Anvers II LP
    -------------------------------

Name:                                       /s/ L. Swergold
      -----------------------------         ------------------------------------

Its:                                        Sr. Managing Director
    -------------------------------

                                                                Exhibit 10.17(A)

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                     SERIES A INVESTORS
Animas Corporation

By:                                         /s/ Katherine D. Crothall
    -------------------------------         ------------------------------------

Name:
      -----------------------------         ------------------------------------

Its:
     ------------------------------         ------------------------------------